Exh. 10-34
                               SECURITY AGREEMENT


This Security Agreement (this Agreement) is entered into this 6th day of November,1997, by and between Larco Environmental Services, Inc., a Louisiana corporation (the Debtor), whose address is 2208 Industrial Boulevard, Sulphur, Louisiana 70663, and American Physicians Service Group, Inc., a Texas corporation (the Secured Party), whose address is 1301 Capital of Texas Highway,
 Suite C-300, Austin, Texas 78746.

                                   RECITALS:

A. Consolidated Eco-Systems, Inc., an Idaho corporation formerly known as Exsorbet Industries, Inc. (Consolidated) executed and delivered that certain Promissory Note dated November 26, 1996 (the Original Note) in the original principal amount of Three Million Three Hundred Thousand Dollars ($3,300,000) payable to the order of Secured Party.

B. The Original Note was secured pursuant to the following agreements, all for the benefit of Secured Party: (i) that certain Security Agreement dated December 12, 1996, entered into by7-7, Inc., an Arkansas corporation (7-7), formerly known as 7-7 Merger, Inc.; (ii) that certain Security Agreement dated September 30, 1996, entered into by 77; (iii) that certain Assignment and Security Agreement dated September 30, 1996, entered into by Consolidated; and (iv) those certain Guaranty Agreements dated September 30, 1996, entered into by each of the following entities:

        a.      Consolidated Environmental Services, Inc., an Arkansas
                    corporation (CES);

        b.      Cierra, Inc., an Arkansas corporation (Cierra);

        c.      Debtor;

        d.      KR Industrial Services of Alabama, Inc., an Alabama corporation
                    (KR Industrial);

        e.      Exsorbet Technical Services, Inc., an Arkansas corporation
                    (Exsorbet Technical) doing business as SpilTech Services, Inc.;

        f.      Eco Acquisition, Inc., an Arkansas corporation (Acquisition), also known as Eco-Systems, Inc.; and

        g.      7-7

(all of the agreements described in (i) through (iv) above are collectively referred to herein as the Original Security Documents).

C. Consolidated has executed and delivered a new note of even date herewith, payable to the order of Secured Party, in the original principal amount of $3,788,580 (the New Note), in renewal and extension of the Original Note, which New Note is also secured pursuant to (i) the Original Security Documents, and
(ii) that certain Assignment and Security Agreement of even date herewith entered into for the benefit of Secured Party by Consolidated (the Consolidated Security Agreement).

D. Debtor has received, and will continue to receive, valuable consideration as a result of the transactions evidenced by, or related to, the Original Note, the New Note, and the Security Documents (as hereinafter defined). Accordingly, Secured Party has requested that Debtor pledge the Collateral (as defined below) to secure certain obligations and liabilities, including without limitation (i) Consolidateds obligations to Secured Party under the New Note, (ii) Debtors, Consolidateds and all of Consolidateds subsidiaries, obligations under, and performance of the covenants set forth in, the Original Security Documents,
(iii) Consolidateds obligations under, and performance of the covenants set forth in, the Consolidated Security Agreement, (iv) Consolidateds, Debtors and all of Consolidateds subsidiaries, obligations under, and performance of the covenants set forth in, that certain Master Refinancing Agreement of even date herewith entered into for the benefit of Secured Party by Debtor, Consolidated and all of Consolidateds subsidiaries (the Refinancing Agreement), and (v) Debtors performance of the covenants more fully set forth herein. The Original Security Documents, the Refinancing Agreement, the Consolidated Security Agreement, and this Agreement are collectively referred to herein as the Security Documents.


                                  AGREEMENTS:

Now, Therefore, in consideration of the foregoing and the covenants and agreements hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which Debtor acknowledges, Debtor and Secured Party agree as follows:


                                   ARTICLE I
                            AGREEMENT; INDEBTEDNESS

1.1 SECURITY INTEREST. Subject to the applicable terms of this Agreement, for good and valuable consideration, the receipt and sufficiency of which Debtor acknowledges, Debtor assigns and transfers to Secured Party, and grants to Secured Party a continuing security interest in and lien upon, the Collateral (as defined in Article II below) to secure the payment and the performance of the Indebtedness (the Security Interest).

1.2 INDEBTEDNESS. The following indebtedness and obligations (the Indebtedness) are secured by this Agreement:

(a) All debt, obligations, liabilities, and agreements of Debtor and/or Consolidated to Secured Party, now or hereafter existing, arising directly between Debtor and Secured Party and/or Consolidated and Secured Party or acquired outright, conditionally, or as collateral security from another by Secured Party, absolute or contingent, joint or several, secured or unsecured, due or not due, contractual or tortious, liquidated or unliquidated, arising by operation of law or otherwise, including, without limitation, all obligations and amounts due under the New Note, the Security Documents, and all renewals, extensions, modifications, or rearrangements of any of the foregoing.

(b) Secured Partys participation in any debt of Debtor to another person.

(c) All costs incurred by Secured Party to obtain, preserve, perfect, and enforce this Agreement and the Security Interest, to collect the Indebtedness, and to maintain, preserve, collect, and enforce the Collateral, including but not limited to taxes, assessments, insurance premiums, repairs, reasonable attorneys fees and legal expenses, feed, rent, storage costs, and expenses of sale.

(d) Interest on the above amounts as agreed between Secured Party and Debtor, or if there is no agreement, at the highest lawful rate.


                                   ARTICLE II
                                   COLLATERAL

2.1 DESCRIPTION OF COLLATERAL. The Security Interest is granted in the following (the Collateral):

(a) All of Debtors assets, including without limitation all accounts, chattel paper, contract rights, equipment, inventory, fixtures, general intangibles, and investment property, as more particularly described in Exhibit-A attached to and incorporated herein by reference.

(b) All substitutes and replacements for, accessions, attachments and other additions to, tools, parts and equipment used in connection with, and proceeds and products of, the above Collateral (including all income and benefits resulting from any of the above), all certificates of title, manufacturers statements of origin, other documents, accounts, and chattel paper arising from or related to the above Collateral, and returned or repossessed Collateral, any of which, if received by Debtor, shall be delivered immediately to Secured Party.

(c) All policies of  insurance  covering the  Collateral  and proceeds  thereof.

(d) All security for the payment of any of the Collateral, and all goods which gave or will give rise to any of the Collateral or are evidenced, identified, or represented therein or thereby.

(e) All property similar to the above hereafter acquired by Debtor.

(f) All proceeds of the items  described in subsections  (a) through (e) of this
Section 2.1.


                                  ARTICLE III
                               DEBTORS WARRANTIES

Debtor represents and warrants to Secured Party as follows:

3.1 FINANCING STATEMENTS. No statement covering the Collateral is or will be on file in any public office, except the financing statements relating to this Security Interest and those relating to the Prior Liens (as hereinafter defined). In the past five (5) years, Debtor has not used or done business under any name other than its legal name which is set forth on the first page of this Agreement.

3.2 OWNERSHIP. Debtor owns, or will use the proceeds of any loans by Secured Party to become the owner of, the Collateral free from any setoff, claim, restriction, lien, security interest, or encumbrance except liens for taxes not yet due, the Security Interest, and the Prior Liens.

3.3 FIXTURES AND ACCESSIONS. Except for Collateral of nominal value, none of the Collateral is affixed to real estate or is an accession to any goods, or will become a fixture or accession, except as expressly set out herein.

3.4 CLAIMS OF DEBTORS ON COLLATERAL. No account debtors and other obligors whose debts or obligations are part of the Collateral have any right to setoffs, counterclaims, or adjustments, or any defenses in connection therewith.

        3.5 LIENS. Neither Debtor nor any person acting on Debtors behalf has, or shall have any right, power, or authority to and shall not create, incur, or permit to be placed or imposed upon the Collateral, any lien of any type or nature whatsoever superior to the liens in favor of Secured Party provided herein, except only the liens in favor of Dimmitt & Owens Financial, Inc. (the Prior Liens). As to the Prior Liens, neither Debtor nor any person acting on Debtors behalf shall have any right, power, or authority to and shall not increase the amount of indebtedness secured by the Prior Liens or the Collateral. No item of Collateral is subject to more than one(1) of the Prior Liens.

3.6 ACCURACY OF FINANCIAL STATEMENTS. All balance sheets, earnings statements, and other financial data which have been or hereafter may be furnished to Secured Party to induce it to permit the Indebtedness or to make this Agreement or in conjunction herewith truly represent or shall truly represent the financial condition and operations of Debtor as of the dates and for the periods shown thereon; and all other information, reports, papers, and data furnished to Secured Party are or shall be, at the time furnished, accurate and correct in all respects and complete insofar as necessary to give Secured Party a true and accurate knowledge of the subject matter.

3.7 POWER AND AUTHORITY. Debtor has full power and authority to make this Agreement.

3.8 PRINCIPAL PLACE OF BUSINESS. Debtors chief executive office is at Debtors address stated above in Sulphur, Calcasieu Parish, Louisiana, and such address is also where Debtor keeps its books and records.

3.9 LOCATION OF COLLATERAL. All of Debtors Inventory and Equipment is located at Debtors principal place of business located at 2208 Industrial Boulevard, Sulphur, Louisiana. Debtor has exclusive possession and control of its Inventory and Equipment.

3.10 PERFECTION. Upon the filing of the UCC financing statements with the Office of the Louisiana Secretary of State and the Office of the Arkansas Secretary of State, the Security Interest will constitute a valid and perfected lien upon and security interest in the Collateral superior to all other liens, claims or encumbrances except only the Prior Liens.

3.11 SOLVENCY. As of the date hereof, and after giving effect to this Agreement and the completion of all other transactions contemplated by Debtor at the time of the execution of this Agreement, (i) Debtor is and will be solvent, (ii) the fair saleable value of Debtor's assets exceeds and will continue to exceed Debtor's liabilities (both fixed and contingent), (iii) Debtor is paying and will continue to be able to pay its debts as they mature or within forty-five(45) days thereafter, and (iv) if Debtor is not an individual, Debtor has and will have sufficient capital to carry on Debtor's businesses and all businesses in which Debtor is about to engage.

                                   ARTICLE IV
                               DEBTORS COVENANTS

Debtor covenants and agrees that:

4.1 INDEBTEDNESS AND THIS AGREEMENT. Debtor shall pay, or cause the payment of, the Indebtedness in accordance with its terms and shall promptly perform all of his (or its) agreements herein and in any other agreements between him (or it) and Secured Party.

4.2 OWNERSHIP OF COLLATERAL. At the time Debtor grants to Secured Party a security interest in any Collateral, Debtor shall be the absolute owner thereof (subject only to the Prior Liens) and shall have the right to grant such security interest. Debtor shall defend the Collateral against all claims and demands of all persons at any time claiming any interest therein adverse to Secured Party. Debtor shall keep the Collateral free from all liens and security interests except those for taxes not yet due, the Security Interest, and the Prior Liens.

4.3 INSURANCE. Debtor shall insure the Collateral with companies acceptable to Secured Party against such casualties and in such amounts as Secured Party shall require. All insurance policies shall be written for the benefit of Debtor and Secured Party as their interests may appear, or in other form satisfactory to Secured Party, and such policies or certificates evidencing the same shall be furnished to Secured Party. All policies of insurance shall provide for written notice to Secured Party simultaneously with any notice of cancellation or other termination being given to Debtor, and in any event at least 10 days prior to cancellation or other termination. Risk of loss or damage is Debtors to the extent of any deficiency in any effective insurance coverage. Secured Party is appointed Debtors attorney-in-fact to collect any return or unearned premiums or the proceeds of such insurance and to endorse any draft or check payable to Debtor therefor.

4.4 MAINTENANCE. Debtor shall keep and maintain the Collateral in good condition, reasonable wear and tear excepted.

4.5 SECURED PARTYS COSTS. Debtor shall pay all costs necessary to obtain, preserve, perfect, defend, and enforce this Security Interest, collect the Indebtedness, and preserve, defend, enforce, and collect the Collateral, including but not limited to taxes, assessments, insurance premiums, repairs, reasonable attorneys fees and legal expenses, feed, rent, storage costs, and expenses of sales. Whether Collateral is or is not in Secured Partys possession, and without any obligation to do so and without waiving Debtors default for failure to make any such payment, Secured Party at its option may pay any such costs and expenses, discharge encumbrances on the Collateral, and pay for insurance of Collateral, and such payment shall be a part of the Indebtedness. Debtor agrees to reimburse Secured Party on demand for any costs so incurred.

4.6  INFORMATION  AND  INSPECTION.  Debtor shall (i) furnish  Secured  Party any financial statements of Debtor or reports to Debtor by accountants or others pertaining to Debtors business as soon as available, and any information with respect to the Collateral requested by Secured Party; (ii) allow Secured Party to inspect the Collateral, at any time and wherever located, and to inspect and copy, or furnish Secured Party with copies of, all records relating to the Collateral and the Indebtedness; (iii) furnish Secured Party such information as Secured Party may request to identify inventory, accounts, and general intangibles in Collateral, at the time and in the form requested by Secured Party; and (iv) deliver upon request to Secured Party shipping and delivery receipts evidencing the shipment of goods and invoices evidencing the receipt of, and the payment for, inventory in Collateral.

4.7 ADDITIONAL DOCUMENTS. Debtor shall sign any papers furnished by Secured Party which are necessary in the judgment of Secured Party to obtain, maintain, and perfect the Security Interest and to enable Secured Party to comply with the Federal Assignment of Claims Act or any other federal or state law in order to obtain or perfect Secured Partys interest in collateral or to obtain proceeds of collateral.

4.8 PARTIES LIABLE ON COLLATERAL. Debtor will preserve the liability of all obligors on any Collateral and will preserve the priority of all security therefor. Secured Party shall have no duty to preserve such liability or security, but may do so at the expense of Debtor, without waiving Debtors default.

4.9 MODIFICATION OF COLLATERAL. Without the written consent of Secured Party, which consent shall not be unreasonably withheld, Debtor shall not agree to any modification of any of the terms of any accounts, contracts, chattel paper, general intangibles, or instruments constituting part of the Collateral.

         4.10 RIGHT OF SECURED PARTY TO NOTIFY DEBTORS. At any time, whether Debtor is or is not in default under this Agreement, Secured Party may notify persons obligated on any Collateral to make payments directly to Secured Party and Secured Party may take control of all proceeds of any Collateral. Until Secured Party elects to exercise such rights, Debtor, as agent of Secured Party, shall collect and enforce all payments owed on Collateral.

         4.11 DELIVERY OF RECEIPTS OF SECURED PARTY; REJECTED GOODS. Upon Secured Party's demand, Debtor shall deposit, upon receipt and in the form received, with any necessary endorsement, all payments received as proceeds of Collateral, in a special bank account in a bank of Secured Party's choice over which Secured Party alone shall have power of withdrawal. The funds in said account shall secure the Indebtedness. Secured Party is authorized to make any endorsement in Debtor's name and behalf. Pending such deposit, Debtor shall not mingle any such payments with any of Debtor's other funds or property, but will hold them separate and upon an express trust for Secured Party. Secured Party may from time to time apply the whole or any part of the funds in the special account against the Indebtedness. Unless Secured Party notifies Debtor in writing that it dispenses with any one or more of the following requirements, Debtor shall:

                  (a) inform Secured Party immediately of the rejection of goods, delay in delivery or performance, or claim made, in regard to any Collateral;

                  (b) keep returned goods segregated from Debtor's other property, and hold the goods as trustee for Secured Party until it has paid Secured Party the amount loaned against the related account or chattel paper and deliver the goods on demand to Secured Party; and

                  (c) pay Secured Party the unpaid amount of any account in Collateral (i) if the account is not paid when due; (ii) if purchaser rejects the goods or services covered by the account; or (iii) if Secured Party shall at any time reject the account as unsatisfactory. Secured Party may retain the account in Collateral. Secured Party may charge any deposit amount of Debtor with any such amounts.

         4.12 RECORDS OF COLLATERAL. Debtor at all times will maintain accurate books and records covering the Collateral. Debtor immediately will mark all books and records with an entry showing the absolute assignment of all accounts in Collateral to Secured Party and Secured Party is hereby given the right to audit the books and records of Debtor relating to Collateral at any time and from time to time. The amounts shown as owed to Debtor on Debtor's books and on any assignment schedule will be the undisputed amounts owing and unpaid. Debtor shall disclose to Secured Party all agreements modifying any account, instrument, or chattel pater.

         4.13 DISPOSITION OF COLLATERAL. Debtor will not sell, transfer, mortgage, or otherwise encumber any Collateral or impair the value thereof in any manner without Secured Party's prior written consent, which Debtor is under no obligation whatsoever to give, including without limitation by purchase, lease, barter, trade, payment deferral, or the creation, assumption or guarantee of indebtedness or other lending of credit; provided, however, the foregoing shall not be applicable to Debtor with respect to (i) inventory sold, leased, manufactured, processed, or consumed in the ordinary course of business, and
(ii) unsecured open account trade debts to unrelated parties incurred by Debtor in the ordinary course of business, not to exceed, cumulatively, $50,000 over the aggregate amount of such debts as of October 15, 1997. Secured Party's written consent to any sale, mortgage, transfer, or encumbrance shall not be construed to be a waiver of this provision in respect to any subsequent proposed sale, mortgage, transfer, or encumbrance. If disposition of any Collateral gives rise to an account, chattel paper, or instrument, Debtor immediately shall notify Secured Party, and upon request of Secured Party shall assign or endorse the same to Secured Party.

         4.14 ACCOUNTS RECEIVABLE. Each account receivable constituting Collateral will represent the valid and legally enforceable obligation of third parties and shall not be evidenced by any instrument or chattel paper. In the event any account shall give rise to any instrument or chattel paper, Debtor shall immediately endorse the same to Secured Party and deliver all original such instruments and chattel paper to Secured Party.

         4.15 LOCATION OF ACCOUNTS AND INVENTORY. Debtor shall give Secured Party written notice of each office of Debtor in which records of Debtor pertaining to accounts in Collateral are kept, and each location at which inventory in Collateral is or will be kept, and of any change of any such location. If no such notice is given, all records of Debtor pertaining to accounts and all inventory are and shall be kept at Debtor's address shown above.

         4.16 NOTICE OF CHANGES. Debtor will notify Secured Party immediately of any material change in the Collateral, of a change in Debtor's residence or location, of a change in any matter warranted or represented by Debtor in this Agreement or furnished to Secured Party, and of any Event of Default.

         4.17 USE AND REMOVAL OF COLLATERAL. Debtor will not use the Collateral illegally nor, except for Collateral of nominal value, permit the Collateral to be affixed to real or personal property without the prior written consent of Secured Party. Debtor will not permit any of the Collateral to be removed from the locations specified herein without the written consent of Secured Party, except for equipment used in Texas, Louisiana or Alabama in the ordinary course of Debtor's business as previously conducted.

         4.18 POSSESSION OF COLLATERAL. If the Collateral is chattel paper, documents, instruments, or investment securities or other instruments, Secured Party may deliver a copy of this Agreement to the broker or seller thereof, or any person in possession thereof, and such delivery shall constitute notice to such person of Secured Party's security interest therein and shall constitute Debtor's instruction to such person to deliver to Secured Party certificates or other evidence of the same as soon as available. Debtor will deliver all investment securities, other instruments, documents, and chattel paper which are part of the Collateral and in Debtor's possession to the Secured Party immediately, or if hereafter acquired, immediately following acquisition, appropriately endorsed to Secured Party's order, or with appropriate, executed powers. Debtor waives presentment, demand, notice of dishonor, protest, and all other notices with respect thereto.

         4.19 CHATTEL PAPER. Debtor has perfected or will perfect a security interest by means satisfactory to Secured Party in goods covered by chattel paper in Collateral.

         4.20 CONSUMER CREDIT. If any Collateral or proceeds includes obligations of third parties to Debtor, the transactions giving rise to the Collateral shall conform in all respects to the applicable state or federal consumer credit law. DEBTOR SHALL HOLD HARMLESS AND INDEMNIFY SECURED PARTY AGAINST ANY COST, LOSS, OR EXPENSE INCLUDING ATTORNEY'S FEES, ARISING FROM DEBTOR'S BREACH OF THIS COVENANT.

         4.21 CHANGE OF NAME. Debtor shall not change its name (or any assumed name or other name under which Debtor does business) or its corporate structure without Secured Party's prior written consent, which shall not be unreasonably withheld. Debtor will not change its principal place of business, chief executive office, or the place where it keeps its books and records unless Debtor (i) shall have given Secured Party thirty (30) days prior written notice thereof, and (ii) shall have taken all action deemed necessary or desirable by Secured Party to cause the Security Interest to be and remain perfected with the priority required by this Agreement. Debtor shall execute all such documents and agreements (including without limitation security agreements, financing statements, and amendments to financing statements) as Secured Party may reasonably request in connection with any such name change.

         4.22 NOTATION ON TITLE CERTIFICATES. If certificates of title are issued or outstanding with respect to any of the Collateral, Debtor will cause the Security Interest to be properly noted therein.

         4.23 POWER OF ATTORNEY. Debtor appoints Secured Party as Debtor's attorney-in-fact with full power in Debtor's name and behalf to do every act which Debtor is obligated to do or may be required to do hereunder; however, nothing in this section shall be construed to obligate Secured Party to take any action hereunder.

         4.24 DEBTOR'S WAIVERS. Debtor waives notice of the creation, advance, increase, existence, extension, or renewal of, and of any indulgence with respect to, the Indebtedness; waives notice of intent to accelerate, notice of acceleration, notice of intent to demand, presentment, demand, notice of dishonor, and protest; waives notice of the amount of the Indebtedness outstanding at any time, notice of any change in financial condition of any person liable for the Indebtedness or any part thereof, notice of any Event of Default, and all other notices respecting the Indebtedness; and agrees that maturity of the Indebtedness and any part thereof may be accelerated, extended, or renewed one or more times by Secured Party in its discretion, without notice to Debtor.

         4.25 OTHER PARTIES AND OTHER COLLATERAL. No renewal or extension of or any other indulgence with respect to the Indebtedness or any part thereof, no release of any security, no release of any person (including any maker, endorser, guarantor, or surety) liable on the Indebtedness, no delay in enforcement of payment, and no delay or admission or lack of diligence or care in exercising any right or power with respect to the Indebtedness or any security therefor or guaranty thereof or under this Agreement shall in other manner impair or affect the rights of Secured Party under the law, under this Agreement, or under any other agreement pertaining to the other security for the Indebtedness, before foreclosing upon the Collateral for the purpose of paying the Indebtedness. Debtor waives any right to the benefit of or to require or control application of any other security or proceeds thereof, and Debtor agrees that Secured Party shall have no duty or obligation to Debtor to apply to the Indebtedness any such other security or proceeds thereof.

                                    ARTICLE V
                       RIGHTS AND POWERS OF SECURED PARTY

         Secured Party, after default, without liability to Debtor, may: obtain from any person information regarding Debtor or Debtor's business, which information any such person also may furnish without liability to Debtor; require Debtor to give possession or control of any Collateral to Secured Party; endorse as Debtor's agent any instruments, documents, or chattel paper in Collateral or representing proceeds of Collateral; contact account debtors directly to verify information furnished by Debtor; take control of proceeds; release Collateral in its possession to any Debtor temporarily or otherwise; require additional collateral; reject as unsatisfactory any property hereafter offered by Debtor as Collateral; set standards from time to time to govern what may be used as after-acquired collateral; designate, from time to time, a certain percent of the Collateral as the loan value and require Debtor to maintain the Indebtedness at or below such figure; take control of funds generated by the Collateral, such as cash dividends, interest, and proceeds or refunds from insurance, and use same to reduce any part of the Indebtedness and exercise all other rights which an owner of such Collateral may exercise, except the right to vote or dispose of Collateral before an Event of Default; at any time transfer any of the Collateral or evidence thereof into its own name of that of its nominee; and demand, collect, convert, redeem, receipt for, settle, compromise, adjust, sue for, foreclose, or realize upon Collateral, in its own name or in the name of Debtor, as Secured Party may determine in its sole and absolute discretion. Secured Party shall not be liable for failure to collect any account or instrument, or for any act or omission on the part of the Secured Party, its officers, agents, or employees, except willful misconduct. The foregoing rights and powers of Secured Party will be in addition to, and not a limitation upon, any rights and powers of Secured Party given by law, elsewhere in this Agreement, or otherwise. If Debtor fails to maintain any required insurance, to the extent permitted by applicable law Secured Party may (but is not obligated to) purchase single interest insurance coverage for the Collateral which insurance may at Secured Party's option (i) protect only Secured Party and not provide any remuneration or protection for Debtor directly and (ii) provide coverage only after the Indebtedness has been declared due as herein provided. The premiums for any such insurance purchased by Secured Party shall be a part of the Indebtedness and shall bear interest as provided in Section 1.2(d) above.

                                   ARTICLE VI
                                     DEFAULT

         6.1 Events of Default. The following are events of default under this Agreement ("Events of Default"):

                  (a) default, which exists for longer than fifteen (15) calendar days, in the timely payment of any part of the New Note or other Indebtedness or in performance or observance of the terms and conditions herein, in any of the other Security Documents, or in any other agreement between Debtor and Secured Party;

                  (b)  any  warranty,   representation,  or  statement  made  or
         furnished to Secured Party by Debtor, Consolidated, or any of Consolidated's subsidiaries proves to have been false in any material respect when made or furnished;

                  (c)   acceleration   of  the   maturity  of  debt  of  Debtor,
         Consolidated, or any of Consolidated's subsidiaries to any other person;

                  (d) substantial change in any fact warranted or represented in this Agreement or in any other agreement between Debtor and Secured Party or in any statement, schedule, or other writing furnished in connection therewith;

                  (e) sale, loss, theft, destruction, encumbrance, or transfer of any Collateral in violation hereof, or substantial damage to any Collateral;

                  (f) belief by Secured Party that the prospect of payment of the Indebtedness or performance of this Agreement is impaired;

                  (g) death, incapacity, dissolution, merger, or consolidation, termination of existence, insolvency or business failure of Debtor or any person liable on the Indebtedness; commencement of proceedings for the appointment of a receiver for any property of Debtor; commencement of any proceeding under any bankruptcy or insolvency law by or against Debtor (or any corporate action shall be taken to effect same), or any partnership of which Debtor is a partner, or by or against any person liable upon the Indebtedness or any part thereof, or liable upon Collateral;

                  (h) levy on, seizure, or attachment of any property of Debtor, Consolidated, or any of Consolidated's subsidiaries;

                  (i) a judgment against Debtor in excess of $1,000 becomes final and remains unsatisfied and unappealed for thirty (30) calendar days; or

                  (j) any liability or agreement of third parties to Debtor or on the Collateral shall not be paid or performed in accordance with the terms thereof.

         6.2 REMEDIES OF SECURED PARTY UPON DEFAULT. When an Event of Default occurs, and at any time thereafter, Secured Party without notice or demand may declare the Indebtedness in whole or part immediately due and may enforce payment of the same and exercise any rights under the Texas UCC, rights and remedies of Secured Party under this Agreement, or otherwise. Secured Party may require Debtor to assemble the Collateral and make it available to Secured Party at a place which is reasonably convenient to both parties. Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, Secured Party will give Debtor reasonable notice of the time and place of any public sale thereof or of the time after which any private sale or other intended disposition thereof is to be made. Expenses of retaking, holding, preparing for sale, selling, leasing, or the like shall include Secured Party's reasonable attorney's fees and legal expenses. Secured Party shall be entitled to immediate possession of all books and records evidencing any accounts or general intangibles or pertaining to chattel paper covered by this Agreement and shall have the authority to enter upon any premises upon which any of the same, or any Collateral, may be situated and remove the same therefrom without liability. Secured Party may surrender any insurance policies in Collateral and receive the unearned premium thereon. Debtor shall be entitled to any surplus after payment of the Indebtedness and shall be liable to Secured Party for any deficiency. The process of any disposition after default available to satisfy the Indebtedness shall be applied to the Indebtedness in such order and in such manner as Secured Party in its discretion shall decide. If, in the opinion of Secured Party, there is any question that a public sale or distribution of any Collateral will violate any state or federal securities law, Secured Party (i) may offer and sell securities privately to purchasers who will agree to take them for investment purposes and not with a view to distribution and who will agree to imposition of restrictive legends on the certificates representing the security, or (ii) may sell such securities in an intrastate offering under Section 3(a)(11) of the Securities Act of 1933, and no sale so made in good faith by Secured Party shall be deemed to be not "commercially reasonable" because so made.

                                   ARTICLE VII
                                     GENERAL

         7.1 PARTIES BOUND. Secured Party's rights under this Agreement and the Security Interest shall inure to the benefits of its successors and assigns, and in the event of any assignment or transfer of any of the Indebtedness or the Collateral, Secured Party thereafter shall be fully discharged from any responsibility with respect to the Collateral so assigned or transferred, but Secured Party shall retain all rights and powers hereby given with respect to any of the Indebtedness or Collateral not so assigned or transferred. All representations, warranties, and agreements of Debtor if more than one are joint and several, and all shall be binding upon the personal representatives, heirs, successors, and assigns of Debtor. Debtor may not assign this Agreement or any of its rights or obligations hereunder without the express prior written consent of Secured Party in each instance.

         7.2 WAIVER. No delay of Secured Party in exercising any power or right shall operate as a waiver thereof; nor shall any single or partial exercise of any power or right preclude other or further exercise thereof or the exercise of any other power or right. No waiver by Secured Party of any right hereunder of any default by Debtor shall be binding upon Secured Party unless in writing, and no failure by Secured Party to exercise any power or right hereunder or waiver of any default by Debtor shall operate as a waiver of any other or further exercise of such right or power of any further default.

         7.3 AGREEMENT CONTINUING. This Agreement shall constitute a continuing agreement, applying to all future as well as existing transactions, whether or not of the character contemplated at the date of this Agreement, and if all transactions between Secured Party and Debtor shall be closed at any time, shall be equally applicable to any new transactions thereafter. Provisions of this Agreement, unless by their terms exclusive, shall be in addition to other agreements between the parties.

         7.4 DEFINITIONS. Unless the context indicates otherwise, definitions in the Texas UCC apply to words and phrases in this Agreement; if Texas UCC definitions conflict, Chapter 9 definitions apply.

         7.5 NOTICE. Notice shall be deemed reasonable if mailed postage prepaid at least 5 days before the related action (or if the Texas UCC elsewhere specifies a longer period, such longer period) to Debtor's address shown above.

         7.6 INTEREST. No agreement relating to the Indebtedness shall be construed to be a contract for or to authorize charging or receiving, or require the payment or permit the collection of, interest at a rate or in an amount above that authorized by law. Interest payable under any agreement above that authorized by law shall be reduced automatically to the highest amount permitted by law.

         7.7 MODIFICATIONS. No provision hereof shall be modified or limited except by a written agreement expressly referring hereto and to the provisions so modified or limited and signed by Debtor and Secured Party, nor by course of conduct, usage of trade, or by the law merchant.

         7.8 SEVERABILITY. The unenforceability of any provision of this Agreement shall not affect the enforceability or validity of any other provision.

         7.9 GENDER AND NUMBER. Where appropriate, the use of one gender shall be construed to include the others or any of them; and the singular number shall be construed to include the plural, and vice versa.

         7.10 APPLICABLE LAW AND VENUE. THIS AGREEMENT SHALL BE CONSTRUED ACCORDING TO THE LAWS OF THE STATE OF TEXAS AND THE LAWS OF THE UNITED STATES OF AMERICA APPLICABLE TO TRANSACTIONS IN THE STATE OF TEXAS. Except at otherwise stated, this Agreement and the Security Interest shall be construed in accordance with the Uniform Commercial Code as in effect in the State of Texas ("Texas UCC"). This Agreement is performable by Debtor in the county of Secured Party's address set out above.

         7.11 FINANCING STATEMENT. A carbon, photographic, or other reproduction of this security agreement or any financing statement covering the Collateral shall be sufficient as a financing statement.

         7.12 LIMITATIONS OF LAW. If any law prohibits or limits any charge or expense provided for in this Agreement in connection with any loan secured hereby, such charge or expense will not be made or incurred in connection with such loan beyond the limits permitted by such law.


EXECUTED this 6th day of November, 1997.

DEBTOR:

                                           LARCO ENVIRONMENTAL SERVICES, INC.

                                           By: /s/ James J. Connors, Jr.

                                           Name: James J. Connors, Jr.

                                           Title: President/CEO

SECURED PARTY:

                                         AMERICAN PHYSICIANS SERVICE GROUP, INC.

                                         By: /s/ Duane Boyd

                                         Name: Duane Boyd

                                         Title: Senior VP

                                    EXHIBIT-A

                            LIST OF ASSETS OF DEBTOR